Q1 2018
Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 and our Annual Report on Form 10-K for the year ended December 31, 2017. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-Q and Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed in "Risk Factors" in our 2017 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Table of Contents

I. Highlights

Q1 2018 Highlights

Earnings

	Q1'18		Q1'17	
Allocable to Common Shareholders	$ in millions	Per share	$ in millions	Per share
Net Income (loss)	$26.8	$0.35	($27.1)	($0.38)
Adjusted Income (loss)	$132.3	$1.61	($11.8)	($0.16)

Included in this quarter's results, iStar recognized a GAAP increase to equity of $76M and adjusted income of $79M from previously unrecognized gains as a result of new accounting standards

Investment Activity

- $328M in new loan and net lease originations in Q1'18
- $270M loan origination volume tops 2017 avg. of $165M and 2016 avg. of $108M
- Nearly $700M of cash and revolver capacity at end of quarter

Legacy Asset Monetization

- $287M of sales proceeds during the quarter
- $70M of profit

Senior Leadership

- Marcos Alvarado joined as new Chief Investment Officer
- Andrew Richardson joined as Interim Chief Financial Officer & President of the Land Portfolio

iStar

Note: Per share amounts are provided on a diluted basis.

Q1 2018 Common Equity

- Common equity value stood at $476M ($7.01 per share) and adjusted common equity value stood at $928M ($13.67 per share) at the end of the quarter
- Substantial equity growth over the past year driven by successful monetization of legacy assets and ground lease business


Common Equity
+106%
$3.41
$7.01
Q1 2017
Q1 2018


Adj. Common Equity
+33%
$10.29
$13.67
Q1 2017
Q1 2018

Note: Adjusted common equity value is calculated as total shareholders' equity less the liquidation preference of preferred shares, excluding accumulated depreciation, amortization and general loan loss reserves. For more details please refer to the Adjusted Common Equity Reconciliation slide.

Impact from New Accounting Standards

- On January 1, 2018, new accounting standards related to partial sales of non-financial assets became effective
- At the beginning of the quarter the Company increased its book value to record previously unrecognized gains
  - $79M of gains and $3M of depreciation ($76M net)

Day One Book Value Impact

Common Equity

12/31/17		1/1/18
$375M	+$76M →	$451M

Adjusted Common Equity

12/31/17		1/1/18
$810M	+$79M →	$889M

Q1'18 Adjusted Income Impact

+$79M

iStar

Note: For more details please refer to the Adjusted Common Equity Reconciliation and Adjusted Income Reconciliation slides.

Investment Activity

New Originations (Commitments)

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Real Estate Finance	$13	$83	$170	$7	$136	$59	$457	$270
Net Lease(1)	9	218	33	-	104	24	17	58
Total	$22	$301	$202	$7	$241	$84	$474	$328

Fundings / CapEx

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Real Estate Finance	$79	$86	$197	$73	$82	$58	$405	$171
Net Lease(1)	6	37	43	2	77	26	27	36
Operating Properties	17	19	15	7	12	22	31	12
Land & Development	31	36	28	29	29	34	40	34
Corporate & Other	-	-	-	-	-	-	-	-
Total	$133	$177	$283	$111	$200	$140	$504	$253

Sales / Repayments

	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Real Estate Finance	$183	$49	$302	$171	$219	$138	$194	$132
Net Lease	20	79	14	21	67	61	100	19
Operating Properties	232	86	34	12	9	7	15	47
Land & Development	25	42	58	42	139(2)	32	21	240
Corporate & Other	1	6	18	-	6	9	5	1
Total	$461	$262	$427	$246	$441	$247	$335	$439

Legacy Asset Sales

iStar

Note: $ in millions.
(1) Includes investments made within iStar Net Lease JV and open market purchases of SAFE equity.
(2) Excludes $123M of Other Income related to the favorable outcome of Bevard litigation. Please refer to iStar Inc. 10-K for year ended December 31, 2017.

Business Segment Performance

Real Estate Finance

- $270M in new loan originations
- $171M of loan fundings
- 9.4% w.a. yield on $1.2B performing loan portfolio

Net Lease

- 8.9% w.a. yield on $1.1B Wholly-Owned portfolio
- 9.0% w.a. yield on Venture portfolio (51.9% ownership)

SAFE
(Net Lease Portfolio)

- iStar increased its ownership in SAFE over the quarter to 39.9%
- SAFE grew its ground lease portfolio quarter-over-quarter by 18% to $588M

Operating Properties

- 73% of commercial assets are stabilized
- 6.9% w.a. commercial operating property yield vs. 5.5% in Q4'17
- $46M in sales proceeds during the quarter, generating $17M in gains

Land & Development

- Sold land for $240M, including Highpark and Great Oaks, generating a total of $53M of profit
- Reduced portfolio size by nearly 20% during the quarter to $765M (remaining portfolio represents 17% of total assets)

iStar

Legacy Asset Strategy Update

- Last quarter, iStar announced it was evaluating alternatives for its $1.7B of legacy assets


$1.74B
Legacy Assets
At 12/31/17
$933M
Land & Development
$629M
Operating Properties
$177M
NPLs

- After completing its review, the Company is pursuing two avenues:
  1. Monetize **shorter-duration assets** over the next two years
  2. Accelerate development and joint ventures of **longer-duration assets**
     - Hired Andrew Richardson as President of Land to execute iStar's longer-duration portfolio strategy. Richardson brings experience as CFO at The Howard Hughes Corporation (NYSE: HHC)

- During the first quarter, sold legacy assets for $287M, generating a $70M profit
  - Expect to monetize an additional $700M to $1B of legacy assets over the next 12-24 months
  - Goal to have legacy assets represent 15% or less of total portfolio value


$1.59B
Legacy Assets
At 3/31/18
$765M
Land & Development
$651M
Operating Properties
$171M
NPLs

iStar

Note: The legacy asset strategy is subject to market conditions.

II. Portfolio Overview

$4.6B Portfolio Breakdown



Business Line
RE Finance
$1,417
31%
Net Lease
$1,238
27%
SAFE
$147
3%
Land
$765
17%
Operating Property
$651
14%
Cash
$367
8%
Strategic Investments
$12
0%



Geographic Region(1)
Northeast
$1,478
35%
Southeast
$748
18%
West
$737
17%
Southwest
$546
13%
Central
$358
8%
Mid Atlantic
$323
8%
Various
$41
1%



Property Type(1)
Mixed Use
$529
13%
Entertainment / Leisure
$489
12%
Hotel
$432
10%
Land
$932
22%
Condo
$381
9%
Other
$230
5%
Retail
$223
5%
Ground Leases
$156
4%
Office / Industrial
$858
20%

Note: $ in millions. Figures based on carrying value of the Company's total investment portfolio and excluding accumulated depreciation and general loan loss reserves.
(1) Does not include cash.

Q1'18 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (12/31/17)	$1,301	$1,021	$574	$924	$14	$3,834
Investments[1]	171	34	13	34	-	252
Principal received / basis sold	(132)[2]	(18)	(26)	(189)	(1)	(366)
Transfers	(5)	-	26	(21)	-	-
Adoption of new accounting standards	-	54	13	9	-	76[5]
Other	65[3]	(4)	(9)[4]	-	(1)	51
Net Book Value (3/31/18)	$1,400	$1,087	$591	$757	$12	$3,847
Add: Accumulated depreciation and general loan loss reserves	17	298	60	8	-	383[5]
Add: Cash	-	-	-	-	-	367
Gross Book Value (3/31/18)	$1,417	$1,385	$651	$765	$12	$4,597

Note: $ in millions.
(1) Includes fundings, capital expenditures, accruals and deferred capitalized interest on loans.
(2) Includes repayment of deferred interest on loans.
(3) Includes fundings by (repayments to) third parties of loan participations that are consolidated on iStar's balance sheet and a non-cash bridge loan.
(4) Includes $4M of impairments.
(5) $79M impact of gross book value consists of $76M of book value net of $3M of accumulated depreciation.

iStar

III. Real Estate Finance

Real Estate Finance

	Performing Loans				
	Loans ($)	W.A. First $ LTV	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt	$906	3%	60%	8.7%	1.8
Mezzanine / Subordinated debt	340	39%	62%	11.1%	1.5
Total Performing Loans	**$1,246**	**13%**	**61%**	**9.4%**	**1.8**
NPLs	171				
Total Real Estate Finance	**$1,417**				

Real Estate Finance Portfolio Breakdown


Property Type
Hotel $327 23%
Condo $340 24%
Retail $25 2%
Land $167 12%
Office / Industrial $55 4%
Other $204 14%
Mixed Use $299 21%


Rate Type(1)
Floating 76%
Fixed 24%


Geographic Region
Northeast $706 50%
Southeast $233 16%
West $186 13%
Central $162 12%
Southwest $104 7%
Various $26 2%

iStar

Note: $ in millions. All NPLs are legacy loans made prior to January 1, 2008. All of the iStar 3.0 loans, which represent loans originated on or after January 1, 2008, are performing. Includes $85M consolidated first mortgage participations not held by iStar.
(1) Excludes non-performing loans.

Real Estate Finance: Trend

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Performing loans					
Beginning Balance	$1,282	$1,210	$1,000	$947	$1,141
Fundings	73	82	58	405	171
Repayments	(169)	(217)	(125)	(194)	(131)
Other	24	(75)	16	(18)	65
Ending Balance	$1,210	$1,000	$947	$1,141	$1,246
Non performing loans					
NPLs, gross	251	250	238	238	224
Specific Reserves	(61)	(61)	(61)	(61)	(53)
NPLs, net	190	189	177	177	171
Total	$1,400	$1,188	$1,125	$1,318	$1,417

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
% First mortgages / Senior debt	65%	56%	57%	58%	66%
% Mezzanine / Subordinated debt	35%	44%	43%	42%	34%
% Floating	79%	75%	80%	80%	78%
% Fixed	21%	25%	20%	20%	22%
W.A. First $ LTV(1)	18.0%	20.5%	20.3%	14.6%	12.6%
W.A. Last $ LTV(1)	62.1%	65.4%	64.3%	66.8%	60.7%
W.A. Yield(1)	9.2%	9.7%	10.1%	10.2%	9.4%
W.A. Maturity (yrs)(1)	2.0	2.1	2.0	2.0	1.8
Asset Count	44	44	43	44	50

iStar

Note: $ in millions. Balances represent carrying value gross of general reserves.
(1) Based on performing loans only. Excludes extension options. Yield calculation is based on annualized interest income for the quarter over the average book value during the period.

IV. Net Lease

Net Lease Portfolio


Wholly-Owned
$1,106
80%
Net Lease
Portfolio
$1.4B
Net Lease
Venture
$132
9%
SAFE
$147
11%

iStar Ownership Breakdown

Wholly-Owned	100% Ownership
Net Lease Venture	51.9% Ownership
SAFE	39.9% Ownership

Note: $ in millions unless otherwise stated.

Net Lease: Wholly-Owned (100% Ownership)

	Wholly-Owned Real Estate
Real Estate, net	$808
Add: Accumulated Depreciation / Amortization	298
Gross Real Estate[1]	$1,106
Occupancy	98.2%
Square Feet (000s)	11,305
W.A. Remaining Lease Term	13.8 yrs
W.A. Yield[2]	8.9%



Operating Lease Income by Term Remaining
>10 Years $68 62%
<1 Year $2 2%
1-5 Years $16 14%
6-10 Years $24 22%



Property Type
Entertainment / Leisure $449 41%
Industrial $304 27%
Office $274 25%
Retail $57 5%
Ground Leases $9 1%
R&D $13 1%



Geographic Region
Northeast $371 34%
Southeast $239 22%
West $169 15%
Southwest $149 13%
Mid Atlantic $115 10%
Central $53 5%
Various $10 1%

Note: $ in millions, square feet in thousands.
(1) Excludes intangible assets/liabilities
(2) Yield is calculated as the annualized net operating income over the average gross book value during the period.

Net Lease: Venture (51.9% Ownership)

Balance Sheet

Balance Sheet	
Net Lease Assets	$609
Under Construction	103
Gross Real Estate(1)	712
Other Assets	54
Accumulated Depreciation	(53)
Assets, Net	713
Liabilities(2)	454
Equity	259
Noncontrolling Interests (NCI)	(12)
Equity, Net of NCI	$247

Portfolio Statistics

Portfolio Statistics	
Occupancy	100%
Square Feet (000s)	5,364
W.A. Remaining Lease Term	18.8 yrs
W.A. Yield(3)	9.0%


Operating Lease Income by Term Remaining
>10 Years $50 85%
<1 Year $1 2%
1-10 Years $8 13%


Property Type
Office $371 52%
Entertainment / Leisure $200 28%
Industrial $141 20%


Geographic Region
Central $230 32%
Mid Atlantic $203 29%
Various $8 1%
Northeast $75 11%
Southeast $39 5%
Southwest $63 9%
West $93 13%

Note: $ in millions.
(1) Gross Real Estate represents the combination of $598M of real estate and $143M of gross lease intangible assets less $30M of gross lease intangible liabilities.
(2) Excludes $27M of lease intangible liabilities, net of amortization.
(3) Yield is calculated as the annualized net operating income over the average gross book value during the period.

iStar

Net Lease: SAFE (39.9% of shares outstanding)

- $147 million equity investment in Safety, Income & Growth Inc. (NYSE: SAFE), the first publicly-traded company focused on ground leases
- iStar is the founder, manager, and the largest shareholder of SAFE
- iStar purchased $7.6M of shares during the quarter
- SAFE's Q1'18 results were highlighted by:
  - Closed 3 new ground lease investments totaling $91M
  - Grew its portfolio by 18% to $588M
  - Grew Value Bank[1] by 21% to $1.2B, or $66 per share
- Gaining momentum with $81M of potential new deals currently under LOI



>60 yrs
$14
58%
Ground Lease Income by Term Remaining
(Cash Basis)
<20 yrs
$10
42%



Hotel
40%
Multifamily
32%
Property Type
Office
27%
Industrial
1%



West
$273
47%
Northwest
$91
16%
Geographic Region
Mid Atlantic
$49
8%
Southwest
$14
2%
Central
$83
14%
Southeast
$78
13%

iStar

(1) Value Bank is calculated as the estimated combined property value of the land and the building less SAFE's initial purchase cost of the ground lease. SAFE uses Value Bank to track the capital appreciation potential at lease expiration from its rights to acquire the building on SAFE's land. Please refer to SAFE's 8-K filed April 26, 2018 for additional details regarding Value Bank.

Net Lease Assets: Trend

Wholly-Owned

	Q1'17	Q2'17[1]	Q3'17	Q4'17	Q1'18
Beginning Balance	$1,386	$1,368	$1,179	$1,151	$1,108
Fundings / Capex / Other	2	1	2	10	-
Sales	(18)	(191)	(31)	(52)	(2)
Ending Balance	$1,368	$1,179	$1,151	$1,108	$1,106
% Leased	98.3%	98.0%	97.9%	97.9%	98.2%
W.A. Remaining Lease Term (yrs)	14.8	10.9	11.0	14.0	13.8
Cash Yield[2]	8.3%	8.2%	9.1%	8.8%	9.0%
Yield[2]	8.3%	7.8%	8.9%	8.9%	8.9%
Square Feet (000s)	13,997	11,954	11,486	11,322	11,305
Number of Assets	37	28	27	27	26

Net Lease Venture[3]

	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18
Beginning Balance	$488	$501	$603	$618	$645
Fundings / Capex / Other	13	102	14	27	67
Sales	-	-	-	-	-
Ending Balance	$501	$603	$618	$645	$712
% Leased	100.0%	100.0%	100.0%	100.0%	100.0%
W.A. Remaining Lease Term (yrs)	14.4	14.5	14.3	19.0	18.8
Cash Yield[2]	7.7%	7.6%	7.5%	7.3%	7.4%
Yield[2]	8.9%	8.8%	8.5%	8.5%	9.0%
Square Feet (000s)	3,081	4,005	4,005	4,238	5,364
Number of Assets	6	8	8	8	9

Note: $ in millions, square feet in thousands.

(1) Sold 12 ground lease assets to Safety, Income & Growth during Q2 2017.

(2) Cash Yield is calculated as the annualized net operating income net of deferred operating lease income and amortization of intangibles, over the average gross book value during the period net of deferred operating lease income receivable. Yield is calculated as the annualized net operating income over the average gross book value during the period.

(3) Real estate balances reflect the 3/31/18 balance sheet, including iStar's minority position in an office property. Other lease metrics disregard iStar's obligation to acquire this property at construction completion.

Net Lease: Lease Expiration Profile



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
1%
2%
2%
3%
9%
4%
1%
5%
12%
26%
9%
<1%
3%
63%
85%
74%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & thereafter
Wholly-Owned Assets
Net Lease Joint Venture
SAFE

Note: Does not include lessee lease extension options.

iStar

V. Operating Properties

Operating Properties

	Gross Book Value	Properties(1)	Occupancy	W.A. Yield(2)	Square Feet
Stabilized	$443	16	85%	7.8%	2,926
Transitional	$167	10	56%	4.3%	628
Total Commercial Assets	$610	26	80%	6.9%	3,554
Residential Assets	$41				
Total Operating Properties	$651				



Property Type
Mixed Use $230 35%
Retail $141 22%
Office / Industrial $120 19%
Hotel $105 16%
Condo $41 6%
Multifamily $15 2%



Geographic Region
Southwest $250 38%
Southeast $140 22%
Central $84 13%
Northeast $75 12%
West $61 9%
Mid Atlantic $34 5%
Various $6 1%



$603
$72
$192
$339
Q1'17
$608
$67
$198
$343
Q2'17
$624
$66
$157
$401
Q3'17
$629
$49
$153
$427
Q4'17
$651
$41
$167
$443
Q1'18
Stabilized
Transitional
Residential

Note: $ in millions, square feet in thousands.

(1) One property is bi-furcated between stabilized and transitional.

(2) Yield is calculated as the annualized net operating income over the average gross book value during the period. For unconsolidated ventures, the yield is calculated as iStar's pro rata share of net operating income divided by the assets' average gross book value during the period.

VI. Land & Development

Land & Development

	Master Planned Communities	Waterfront	Urban / Infill	Total
In production	$247	$171	-	$418
In development	59	110	$23	192
Pre-development	29	8	117	154
Gross book value	$336	$287	$141	$765
# of projects	7	6	13	26

	Master Planned Communities	Waterfront	Urban / Infill	Total
Land development revenue	$170	$1	$106	$276
Land development cost of sales	(149)	(1)	(74)	(223)
Gross margin	$21	-	$32	$53
Earnings from unconsolidated JVs	-	1	-	2
Total	$21	$1	$32	$55



Property Type
MPC
$336
44%
Waterfront
$287
38%
Urban / Infill
$141
18%



MSA
New York Metro
$270
35%
Washington, D.C.(1)
$127
17%
California(1)
$155
20%
Florida(1)
$108
14%
Chicago
$32
4%
Other(1)
$72
10%



Geographic Region
Northeast
$270
35%
Mid Atlantic
$129
17%
Southeast
$108
14%
Central
$32
4%
Southwest
$29
4%
West
$196
26%

iStar

Note: $ in millions.
(1) Comprised of multiple MSAs.

Land & Development: Trend



$29
$29
$34
$40
$34
CapEx / Fundings
$1,200
$1,000
$800
$600
$400
$200
$0
$1,031
$361 35%
$408 40%
$262 25%
$925
$359 39%
$416 45%
$150 16%
$933
$441 47%
$341 37%
$151 16%
$933
$443 48%
$339 36%
$151 16%
$765
$418 55%
$192 25%
$154 20%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Pre-Development
In Development
In Production

iStar

Note: $ in millions.

Land & Development Progress Since YE 2013



$316
Profit
$16
$92 (1)
$669 (2)
$777 of assets sold or completed
Sold or Completed
$965
$765
In development
$105
$415
$245 (2)
$520 of capex / new assets
YE 2013
Q1'18 (3)
YE 2013 Book Value
Capital Expenditures
Assets Transferred-In / Other

Note: $ in millions.
(1) Includes capital expenditures on fully disposed assets only.
(2) Net of $52M of impairments since YE 2013.
(3) Includes net change in equity method investments.

VII. Capital Structure

Capital Structure

Credit Metrics	
Cash	$367M
Debt, net of cash	$2,764M
Total Equity	$981M
Adj. Total Equity	$1,433M
Leverage(1)	1.9x

Shares	Basic
Shares Outstanding	67.9M
Common Equity	$476M
Equity Value per Share	$7.01
Adjusted Common Equity	$928M
Adj. Equity Value per Share	$13.67

Liquidity	
Cash	$367M
Revolving credit facility capacity	$325M
Total liquidity	$692M



Adj. Total Equity $1.4B
Common Equity $476M
Depreciation / Gen. Res. $452M(2)
Adjusted Common Equity: $928M
Preferred Equity $505M(3)
Total Debt $3.1B
Senior Unsecured Debt $2.6B
Secured Debt $576M

iStar

Note: Refer to Adjusted Common Equity Reconciliation slide for more information.
(1) Corporate leverage is the ratio of total equity (common equity plus $505M preferred equity) plus accumulated depreciation and amortization (including iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments) and general loan loss reserves divided by total debt less any cash and cash equivalents.
(2) Accumulated depreciation and amortization includes iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(3) Represents liquidation value of preferred equity.

Corporate Debt Maturity Profile

Debt Profile		
2019		
Jul.	$770	5.00%
2020		
Sep.	$400	4.625%
2021		
Jul.	$275	6.50%
Oct.	377	L + 300
	$652	
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2035		
Oct.	$100	L + 150
Total	$2,984	5.01%



1000
750
500
250
0
$770
$325(1)
$400
$275
$377
$375
$400
$288
$100
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q '20
2Q '20
3Q '20
4Q '20
1Q '21
2Q '21
3Q '21
4Q '21
1Q '22
2Q '22
3Q '22
4Q '22
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

iStar

Note: $ in millions. Excludes $206M individual mortgages. Excludes extension options.
(1) $325M revolver undrawn as of 3/31/18.

VIII. Financial Information

Consolidated Statements of Operations

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017
Revenues		
Operating lease income	$45,799	$47,347
Interest income	26,697	29,058
Other income	15,320	11,864
Land development revenue	276,429	20,050
Total revenues	$364,245	$108,319
Cost and Expenses		
Interest expense	$45,182	$51,145
Real estate expense	36,180	35,590
Land development cost of sales	223,407	15,910
Depreciation and amortization	11,110	12,280
General and administrative	19,723	19,292
General and administrative – stock-based compensation[1]	9,091	5,881
(Recovery of) provision for loan losses	(855)	(4,928)
Impairment of assets	4,100	4,413
Other expense	1,166	1,869
Total costs and expenses	$349,104	$141,452
Income (loss) before other items	$15,141	($33,133)
Income from discontinued operations	-	4,766
Income from sales of real estate[2]	17,048	8,110
Earnings from equity method investments	3,332	5,702
Income tax expense	(121)	(607)
Loss on early extinguishment of debt	(372)	(210)
Net income (loss)	$35,028	($15,372)
Net (income) loss attributable to noncontrolling interests	(95)	1,100
Net income (loss) attributable to iStar	$34,933	($14,272)
Preferred dividends	(8,124)	(12,830)
Net income (loss) allocable to common shareholders	$26,809	($27,102)

Note: Unaudited. $ in thousands.

(1) For the three months ended March 31, 2018 and 2017, includes $7.6 million and $5.0 million, respectively, of equity-based compensation associated with iPIP Plans. These plans are liability-based plans which are marked-to-market quarterly and such marks are based upon the performance of the assets underlying the plans as of the quarterly measurement dates; however, actual amounts cannot be determined until the end date of the plans and the ultimate repayment or monetization of the related assets.

(2) Income from sales of real estate represents gains from sales of real estate that do not qualify as discontinued operations.

Earnings Per Share

	Three Months Ended March 31,	
EPS Information for Common Shares	2018	2017
Income (loss) from continuing operations attributable to iStar[1]		
Basic	$0.39	($0.44)
Diluted	$0.35	($0.44)
Net income (loss)		
Basic	$0.39	($0.38)
Diluted	$0.35	($0.38)
Adjusted income (loss)		
Basic	$1.95	($0.16)
Diluted	$1.61	($0.16)
Weighted average shares outstanding		
Basic	67,913	72,065
Diluted	83,670	72,065
Common shares outstanding at the end of period	67,901	72,105

iStar

Note: Unaudited. $ in thousands, except per share data.
(1) After the effect of preferred dividends, noncontrolling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended March 31,	
	2018	2017
Net income (loss) allocable to Common Shareholders	$26,809	($27,102)
Add: Depreciation and amortization[1]	20,069	15,052
Add: (Recovery of) provision for loan losses	(855)	(4,928)
Add: Impairment of assets	4,100	4,413
Add: Stock-based compensation expense	9,091	5,881
Add: Loss on early extinguishment of debt	372	210
Add: Non-cash interest expense on senior convertible notes	1,160	-
Add: Impact from adoption of new accounting standards[2]	75,869	-
Less: Losses on charge-offs and dispositions[3]	(4,307)	(5,316)
Adjusted income (loss) allocable to common shareholders	$132,308	($11,790)

Note: $ in thousands.

In addition to net income (loss) prepared in conformity with GAAP, the Company uses adjusted income, a non-GAAP financial measure, to measure its operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments (including from the adoption of ASU 2017-05) and excludes the portion of depreciation and amortization expense allocable to non-controlling interests.
(2) Represents an increase to retained earnings on January 1, 2018 upon the adoption of ASU 2017-05.
(3) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not Adjusted Income.

iStar

Consolidated Balance Sheets

	As of March 31, 2018	As of December 31, 2017
Assets		
Real Estate		
Real Estate, at cost	$1,659,651	$1,629,436
Less: accumulated depreciation	(357,508)	(347,405)
Real estate, net	1,302,143	1,282,031
Real estate available and held for sale	41,857	68,588
Total real estate	1,344,000	1,350,619
Land and development, net	681,410	860,311
Loans receivable and other lending investments, net	1,400,474	1,300,655
Other investments	422,853	321,241
Cash and cash equivalents	366,723	657,688
Accrued interest and other lending investments, net	11,030	11,957
Deferred operating lease income receivable, net	88,820	86,877
Deferred expenses and other assets, net	134,749	141,730
Total assets	$4,450,059	$4,731,078
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$217,874	$238,004
Loan participations, net	85,354	102,425
Debt obligations, net	3,130,934	3,476,400
Total Liabilities	$3,434,162	$3,816,829
Total iStar shareholders' equity	981,247	879,703
Noncontrolling interests	34,650	34,546
Total equity	$1,015,897	$914,249
Total liabilities and equity	$4,450,059	$4,731,078

Note: Unaudited. $ in thousands.

Adjusted Common Equity Reconciliation

	As of March 31, 2018	As of March 31, 2017
Total shareholders' equity	$981,247	$991,120
Less: Liquidation preference of preferred stock	(505,000)	(745,000)
Common shareholders equity	$476,247	$246,120
Add: Accumulated depreciation and amortization	394,625	455,518
Add: Proportionate share of accumulated depreciation and amortization within equity method investments	40,900	22,190
Add: General reserves	16,600	18,400
Adjusted common equity	$928,372	$742,228
Common Shares Outstanding – Basic	67,901	72,105
Common equity per share	$7.01	$3.41
Adjusted common equity per share	$13.67	$10.29

Note: Unaudited. In thousands, except for per share data.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

Q1 2018 Segment Income Statement

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Operating lease income	-	$29,727	$15,817	$255	-	$45,799
Interest income	$26,697	-	-	-	-	26,697
Other income	384	1,049	12,144	471	$1,272	15,320
Land development revenue	-	-	-	276,429	-	276,429
Earnings (losses) from equity method investments	-	3,556	(1,275)	1,545	(494)	3,332
Income from sales of real estate	-	414	16,634	-	-	17,048
Total Revenue & Other Earnings	$27,081	$34,746	$43,320	$278,700	$778	$384,625
Real estate expenses	-	($3,948)	($21,626)	($10,606)	-	($36,180)
Land development cost of sales	-	-	-	(223,407)	-	(223,407)
Other expense	($400)	-	-	-	($766)	(1,166)
Allocated interest expense	(11,765)	(14,201)	(5,528)	(6,473)	(7,215)	(45,182)
Allocated general and administrative	(3,969)	(4,586)	(2,043)	(3,805)	(5,320)	(19,723)
Segment Profit (loss)	$10,947	$12,011	$14,123	$34,409	($12,523)	$58,967

iStar

Note: $ in thousands. Allocated general and administrative excludes $9.1M of stock-based compensation expense.

Q1 2018 Segment Balance Sheet

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate						
Real estate, at cost	-	$1,106,319	$553,332	-	-	$1,659,651
Add: accumulated depreciation	-	(297,881)	(59,627)	-	-	(357,508)
Real estate, net	-	$808,438	$493,705	-	-	$1,302,143
Real estate available and held for sale	-	-	41,857	-	-	41,857
Total Real Estate	-	$808,438	$535,562	-	-	$1,344,000
Land and development, net	-	-	-	$681,410	-	681,410
Loans receivable and other lending investments, net	$1,400,474	-	-	-	-	1,400,474
Other investments	-	279,094	55,929	75,596	12,234	422,853
Total Portfolio Assets	$1,400,474	$1,087,532	$591,491	$757,006	$12,234	$3,848,737
					Cash and other assets	601,322
					Total Assets	$4,450,059

iStar

Note: $ in thousands.